Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
1
8
. Income Taxes
For the years ended December 31, 2020 and 2019, the loss before provision for incomes taxes consisted of the following (in thousands):

	Years Ended December 31,
	2020	2019
Domestic	$(124,834)	$(119,835)
Foreign	—	—

Total	$(124,834)	$(119,835)

For the years ended December 31, 2020 and 2019, the Company incurred the following income tax expense (in thousands):

	Years Ended December 31,
	2020	2019
Income tax expense:
Current federal income tax	$—	$—
Current state income tax	26	22

Deferred federal income tax	581	—
Deferred state income tax	1,282	—

Income tax expense	$1,889	$22

A reconciliation of income tax expense computed at the statutory corporate income tax rate to the effective income tax rate for the years ended December 31, 2020 and 2019 is as follows:

	Years Ended December 31,
	2020	2019
Tax expense computed at the federal statutory rate	21.0%	21.0%
State taxes	4.5%	4.2%
Change in valuation allowance	(31.3%)	(25.2%)
Equity investments	(0.6%)	(5.7%)
Tax credits	4.8%	4.4%
Non-deductible expenses	(0.2%)	(0.1%)
Other expenses	0.3%	1.4%

Total income tax expense	(1.5%)	0.0%

The Company’s deferred tax assets and liabilities consist of the following (in thousands):

	Years Ended December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$91,467	$61,300
Tax credit carryforwards	20,338	14,443
Accrued expenses	1,265	390
Deferred revenue	28,590	29,575
Amortizable intangibles	4,198	3,218
Tenant allowance	2,206	2,174

Deferred tax assets before valuation allowance	148,064	111,100
Valuation allowance	(143,827)	(104,745)

Deferred tax assets	4,237	6,355
Deferred tax liabilities:
Equity-based compensation	—	(88)
Property and equipment	(830)	(862)
Basis differences	(5,270)	(5,405)

Deferred tax liabilities	(6,100)	(6,355)

Net deferred taxes	$(1,863)	$—

Activity in the deferred tax assets valuation allowance is summarized as follows (in thousands):

	Beginning of Period	Additions	Reductions/ Charges	End of Period
Deferred tax assets valuation allowance:
Year Ended December 31, 2020	$104,745	$39,082	$—	$143,827
Year Ended December 31, 2019	$74,511	$30,234	$—	$104,745
The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. The Company considered its history of cumulative net losses incurred since inception and has concluded that it is more likely than not that it will not realize the benefits of the deferred tax assets. Accordingly, a valuation allowance has been established against the deferred tax assets as of December 31, 2020 and 2019 that are not expected to be realized. The Company reevaluates the positive and negative evidence at each reporting period. The valuation allowance increased on a net basis by approximately $39.1 million during the year ended December 31, 2020 due primarily to an increase in net operating losses and tax credits.
As of December 31, 2020, the Company had federal net operating loss carryforwards of approximately $347.8 million, of which $139.2 million begin to expire in 2029. The Company has approximately $208.6 million of federal net operating losses as of December 31, 2020 that can be carried forward indefinitely. As of December 31, 2020, the Company had state net operating loss carryforwards of approximately $282.8 million, of which $278.3 million begin to expire in 2029. The Company has approximately $4.5 million of state net operating losses as of December 31, 2020 that can be carried forward indefinitely.
As of December 31, 2020, the Company had federal research and development tax credit carryforwards of approximately $13.8 million which begin to expire in 2029. As of December 31, 2020, the Company also had state research and development tax credit carryforwards of approximately $8.2 million which begin to expire in 2028.
Under Sections 382 and 383 of the U.S. Internal Revenue Code, if a corporation undergoes an ownership change, the corporation’s ability to use its pre-change
net operating loss carryforwards and other
pre-change
tax attributes, such as research tax credits, to offset its post-change income and taxes may be limited. In general, an ownership change generally occurs if there is a cumulative change in its ownership by 5% stockholders that exceeds 50 percentage points over a rolling three-year period. Similar rules may apply under U.S. state tax laws. The Company may have experienced an ownership change in the past and may experience ownership changes in the future as a result of future transactions in its share capital, some of which may be outside of the Company’s control. As a result, if the Company earns net taxable income, the Company ability to use its pre-change
net operating loss carryforwards, or other
pre-change
tax attributes, to offset U.S. federal and state taxable income and taxes may be subject to significant limitations.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which the Company operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. As of December 31, 2020, the Company’s tax years are still open under statute from 2017 to the present.
The Company accounts for uncertain tax positions using a more likely than not threshold for recognizing and resolving uncertain tax positions. The evaluation of uncertain tax positions is based on factors that include, but are not limited to, changes in tax law, the measurement of tax positions taken or expected to be taken in tax returns, the effective settlement of matters subject to audit, new audit activity and changes in facts or circumstances related to a tax position. The Company evaluates uncertain tax positions on an annual basis and adjusts the level of the liability to reflect any subsequent changes in the relevant facts surrounding the uncertain positions. The Company accounts for interest and penalties related to uncertain tax positions as part of its provision for income taxes. As of December 31, 2020 and 2019, the Company had no recorded liabilities for uncertain tax positions and had no accrued interest or penalties related to uncertain tax positions. The Company does not expect a material change in unrecognized tax benefits in the next twelve months.